                   TABLE OF CONTENTS

    Letter to Shareholders......................   1
    Performance Results.........................   3
    Portfolio Management Review.................   4
    Portfolio of Investments....................   6
    Statement of Assets and Liabilities.........   7
    Statement of Operations.....................   8
    Statement of Changes in Net Assets..........   9
    Financial Highlights........................  10
    Notes to Financial Statements...............  13


   GGS SAR 1/97

                             LETTER TO SHAREHOLDERS


               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

                     DENNIS J. MCDONNELL AND DON G. POWELL
January 10, 1997

Dear Shareholder,

  As you may already be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by Morgan Stanley Group Inc. This transaction was completed in Octo-ber.
  The combination of Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competi-tive long-term performance and superior investor services has created a world-class company offering an extensive range of investment opportunities and expertise.
  More importantly, we expect the new ownership arrangement to strengthen our commitment in pursuing excellence in all aspects of our business. And we expect very little change in the way your mutual fund account is maintained and serv-iced. Similarly, the investment practices and policies of your Fund remain un-changed.

MARKET REVIEW

  The early stages of the past fiscal year were characterized by declining yields in global bond markets, amidst signs of weakness in the U.S. economy. This trend was reversed in February of 1996 when U.S. non-farm payroll data re-vealed a strong increase in U.S. employment, threatening an otherwise benign inflation outlook. The yield on the 30-year U.S. Treasury bond rose to 7.19 percent by mid-June, up from 5.95 percent at the end of 1995. At the close of the reporting period, the yield on the 30-year Treasury stood at 6.35 percent. Yields in other global bond markets have fluctuated, but to a lesser degree.
  Trading activity in the U.S. market has reflected the changing expectations concerning U.S. economic growth and inflation, and the resulting monetary pol-icy stance of the Federal Reserve Board. The U.S. bond market has been particu-larly preoccupied with employment data as the key to inflation expectations. As a result, the release of monthly non-farm payroll data has generally caused the bond market to trade at or close to its monthly highs or lows, depending on the tone of the report.
  The U.S. is at a more mature phase of the business cycle than the European economies, with the exception of the U.K. Economic activity and inflation pres-sures generally remained subdued in continental Europe. During the third quar-ter of 1996, yields on ten-year German government bonds declined to 6.1 percent, down from 6.5 percent, and have subsequently traded below 6 percent.
  The major focus in continental Europe in recent months has been the pursuit of tight fiscal policies, as governments have sought to ensure their eligibil-ity for the European Monetary Union (EMU) in 1999. Slow economic activity, de-clining inflation, fiscal prudence,
                                       1                   Continued on page two
and optimism concerning EMU membership have caused yields in the higher-yield-ing European markets to decline.
  The U.S. dollar has strengthened against key foreign currencies, reflecting relative growth rates, a very strong U.S. stock market, and--to some extent-- increasing oil prices.

ECONOMIC OUTLOOK

  While we expect inflation to remain modest, factors such as tighter labor market conditions and increasing average hourly earnings could pose a threat to the inflation outlook in the U.S. market.
  In European markets, continued skepticism surrounding the ability of certain economies to adhere to EMU standards could cause yield spreads to widen. Tight fiscal policies and the need to stimulate economic activity throughout Europe will add pressure to keep yields in check. In Japan, the fragility of the bank-ing and financial sectors has held Japanese interest rates at very low levels, where they could likely remain into 1997.
  As always, you should work with your investment representative to assess global market opportunities and determine an appropriate diversification strat-egy for your portfolio. We appreciate your continued confidence in your Fund's portfolio management team, and look forward to capitalizing on the combination of the talents and resources of Morgan Stanley and Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                      /s/ Dennis J. McDonnell
Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen American Capital            Van Kampen American Capital
Asset Management, Inc.                 Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1996


         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
Six-month total return based on NAV/1/...............    6.91%    6.48%    6.39%
Six-month total return/2/............................    1.89%    2.48%    5.39%
One-year total return/2/.............................    0.56%    0.76%    3.76%
Five-year average annual total return/2/.............    4.70%    4.78%      N/A
Life-of-Fund average annual total return/2/..........    4.59%    4.88%    4.89%
Commencement Date.................................... 11/15/91 11/15/91 04/12/93

DISTRIBUTION RATE AND YIELD
Distribution rate/3/.................................    6.14%    5.69%    5.73%
SEC Yield/4/.........................................    3.45%    3.44%    3.44%

N/A-Not Applicable.

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge(4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending November 30, 1996.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW


         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND

The following is an interview with the management team of the Van Kampen American Capital Global Government Securities Fund. The Fund is co-managed by portfolio manager John R. Reynoldson, Van Kampen American Capital (U.S. holdings), portfolio manager Jonathan Hourigan, John Govett & Co. Limited (international holdings), and Peter W. Hegel, Van Kampen American Capital, executive vice president for fixed income investments.

  Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPER-ATED DURING THE SIX MONTHS ENDED NOVEMBER 30, 1996?
  A During the period, there were several prevailing trends in the global marketplace:

 . Most countries experienced slow to moderate economic growth. As a result, inflation generally remained muted worldwide, although tight labor market conditions in the United States threatened to cause a resurgence of inflation in the United States.

 . Due to a lack of inflationary pressure, interest rates fell or remained steady in most countries. For example, after having increased during the first half of 1996, yields on U.S. bonds stabilized in the third quarter and subsequently declined as inflation expectations moderated. Some countries that experienced a decline in their 10-year bond yields were:

                                 NOVEMBER 30, 1996                  MAY 31, 1996
  New Zealand............................... 7.04%  ..................... 8.64%
  Spain..................................... 7.01%  ..................... 9.16%
  United Kingdom............................ 7.35%  ..................... 8.17%
  United States............................. 6.05%  ..................... 6.80%
  Japan..................................... 2.62%  ..................... 3.28%

 . As interest rates fell, bond markets rallied worldwide. Italy, Canada, Spain, the United Kingdom, and Australia all experienced substantial rallies, producing six-month total returns of 28.07 percent, 21.61 percent, 21.50 percent, 20.89 percent, and 19.34 percent respectively (returns are U.S. dollar adjusted).

  Q WHAT SIGNIFICANT INVESTMENT TECHNIQUES AND STRATEGIES WERE USED TO PUR-SUE THE FUND'S INVESTMENT OBJECTIVES?
  A Our investment strategy consists of a top-down asset allocation process in which bond and currency market exposure are analyzed and managed separately. The Fund's country allocations, compared to the J.P. Morgan Global Government Bond Index, were as follows:

 . For most of the period, the Fund maintained a neutral position in the U.S.
  bond market. However, the domestic bond market rallied significantly during the period, and we used this opportunity to realize some gains on our U.S. holdings.

 . In Europe, the Fund's exposure was increasingly overweighted in the major core markets.

 . The Fund was underweighted in the Japanese market, as yields remained historically low throughout the period.

  Q    HOW HAS THE FUND PERFORMED DURING THE REPORTING PERIOD?
  A The Fund achieved a six-month total return of 6.91 percent/1/ (Class A shares at net asset value). Over the same period, the J.P. Morgan Global
Government Bond Index achieved a total return of 7.29 percent. Please keep in mind that this is an unmanaged index used as a benchmark for general global equity funds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

  Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
  A We expect the global economy to experience another year of moderate growth accompanied by modest inflationary pressure. In fact, bond markets have already moved to reflect these expectations, and bond yields have declined as a result. We are currently favoring a more cautious investment strategy, anticipating that the Fund's overall exposure to interest rates going forward will be underweighted compared to the J.P. Morgan Global Government Bond Index.


/s/ Peter W. Hegel           /s/ John R. Reynoldson        /s/ Jonathan Hourigan
Peter W. Hegel               John R. Reynoldson            Jonathan Hourigan
Van Kampen American Capital  Van Kampen American Capital   John Govett & Co.,
Asset Management, Inc.       Asset Management, Inc.        Ltd.
Executive Vice President     Portfolio Manager             Portfolio Manager
Fixed Income Investments

                            PORTFOLIO OF INVESTMENTS

                         November 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                  Coupon       Maturity       Market Value
-------------------------------------------------------------------------------
         UNITED STATES GOVERNMENT &
         GOVERNMENT AGENCY
         OBLIGATIONS 95.7%
 $ 7,298 Government National
         Mortgage Association
         Pools.....................   8.000% 11/15/00 to 01/15/26 $  7,526,222
 111,500 U.S. Treasury Notes (b)...   9.250        08/15/98        118,120,870
                                                                  ------------
         TOTAL UNITED STATES GOVERNMENT &
         GOVERNMENT AGENCY OBLIGATIONS..........................   125,647,092
                                                                  ------------


         FORWARD PURCHASE COMMITMENTS 65.1%
  90,000 Austria (Republic of),
         settlement 04/07/97.......   6.250        05/31/06          8,544,266
  13,000 Denmark (Kingdom of),
         settlement 04/04/97.......   8.000        11/15/01          2,434,205
   8,000 Federal Home Loan Mortgage
         Corp., settlement
         01/14/97..................   7.500        01/01/99          8,093,760
  16,500 Germany (Treuhandanstalt),
         settlement 02/21/97.......   6.750        05/13/04         11,510,954
  24,000 Netherlands (Government
         of), settlement 04/04/97..   8.500        03/15/01         16,025,982
   4,750 United Kingdom, settlement
         04/07/97..................   7.500        12/07/06          7,989,072
  31,250 U.S. Treasury Notes,
         settlement 01/14/97.......   5.750        08/15/03         30,920,000
                                                                  ------------
         TOTAL FORWARD PURCHASE COMMITMENTS.....................    85,518,239
                                                                  ------------
 TOTAL INVESTMENTS 160.8%
 (Cost $209,140,899) (a)........................................   211,165,331
 FOREIGN CURRENCY, VARIOUS DENOMINATIONS 1.0%
 (Cost $1,286,695) (a)..........................................     1,281,988
 LIABILITIES IN EXCESS OF NET ASSETS (61.8%)....................   (81,148,252)
                                                                  ------------
 NET ASSETS 100.0%..............................................  $131,299,067
                                                                  ------------

(a) At November 30, 1996, for federal income tax purposes, cost is $210,427,594, the aggregate gross unrealized appreciation is $3,036,915, and the aggregate gross unrealized depreciation is $1,445,234, resulting in net unrealized appreciation on investments, forward contracts, foreign cur-rency and foreign currency translation of other assets and liabilities of $1,591,681.

(b) Assets segregated as collateral for open forward commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         November 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $209,140,899) (Note 1)........  $211,165,331
Foreign currency, at market value (Cost $1,286,695)..............     1,281,988
Receivables:
 Interest........................................................     3,099,439
 Fund Shares Sold................................................        63,722
Forward Currency Contracts and Closed but Unsettled Forward
Commitments......................................................       439,698
Other............................................................            99
                                                                   ------------
 Total Assets....................................................   216,050,277
                                                                   ------------
LIABILITIES:
Payables:
 Securities Purchased............................................    83,780,397
 Fund Shares Repurchased.........................................       359,108
 Income Distributions............................................       263,101
 Distributor and Affiliates (Notes 2 and 6)......................       119,708
 Investment Advisory Fee (Note 2)................................        81,625
 Custodian Bank..................................................        50,734
Accrued Expenses.................................................        70,110
Deferred Compensation and Retirement Plans (Note 2)..............        26,427
                                                                   ------------
 Total Liabilities...............................................    84,751,210
                                                                   ------------
NET ASSETS.......................................................  $131,299,067
                                                                   ------------
NET ASSETS CONSIST OF:
Capital (Note 3).................................................  $159,835,874
Net Unrealized Appreciation on Securities........................     1,591,681
Accumulated Distributions in Excess of Net Investment Income
(Note 1).........................................................      (171,737)
Accumulated Net Realized Loss on Securities......................   (29,956,751)
                                                                   ------------
NET ASSETS.......................................................  $131,299,067
                                                                   ------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $33,380,979 and 4,076,639 shares of beneficial
 interest issued and outstanding)................................  $       8.19
 Maximum sales charge (4.75%* of offering price).................           .41
                                                                   ------------
 Maximum offering price to public................................  $       8.60
                                                                   ------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $89,611,070 and 10,887,014 shares of beneficial
 interest issued and outstanding)................................  $       8.23
                                                                   ------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $8,307,018 and 1,016,897 shares of beneficial interest
 issued and outstanding).........................................  $       8.17
                                                                   ------------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended November 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $5,767,454
                                                                     ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $43,477, $465,802 and $44,849, respectively) (Note 6)....     554,128
Investment Advisory Fee (Note 2)...................................     513,420
Shareholder Services (Note 2)......................................     215,870
Legal (Note 2).....................................................       8,900
Trustees Fees and Expenses (Note 2)................................       4,535
Amortization of Organizational Expenses (Note 1)...................       1,070
Other..............................................................     167,141
                                                                     ----------
 Total Expenses....................................................   1,465,064
 Less Expenses Reimbursed (Note 2).................................       7,800
                                                                     ----------
 Net Expenses......................................................   1,457,264
                                                                     ----------
NET INVESTMENT INCOME..............................................  $4,310,190
                                                                     ----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments.......................................................  $ (471,309)
 Futures...........................................................     (76,508)
 Forward Contracts.................................................    (726,039)
 Foreign Currency Transaction......................................     488,928
                                                                     ----------
Net Realized Loss on Securities....................................    (784,928)
                                                                     ----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................  (3,506,613)
                                                                     ----------
 End of the Period:
 Investments.......................................................   2,024,432
 Forward Contracts.................................................    (567,430)
 Foreign Currency Translation......................................     134,679
                                                                     ----------
                                                                      1,591,681
                                                                     ----------
Net Unrealized Appreciation on Securities During the Period........   5,098,294
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................  $4,313,366
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $8,623,556
                                                                     ----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended November 30, 1996
                  and the Year Ended May 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended    Year Ended
                                                November 30, 1996  May 31, 1996
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................       $  4,310,190  $ 10,207,114
Net Realized Gain/Loss on Securities..........          (784,928)       543,929
Net Unrealized Appreciation/Depreciation on
 Securities During the Period.................          5,098,294    (6,367,840)
                                                     ------------  ------------
Change in Net Assets from Operations..........          8,623,556     4,383,203
Distributions from Net Investment Income*.....         (4,126,673)  (10,180,192)
                                                     ------------  ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES....................................          4,496,883    (5,796,989)
                                                     ------------  ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.....................          5,602,968    22,142,711
Net Asset Value of Shares Issued Through
Dividend Reinvestment.........................          2,511,395     5,934,913
Cost of Shares Repurchased....................        (24,884,918)  (68,487,512)
                                                     ------------  ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS..................................        (16,770,555)  (40,409,888)
                                                     ------------  ------------
TOTAL DECREASE IN NET ASSETS..................        (12,273,672)  (46,206,877)
NET ASSETS:
Beginning of the Period.......................        143,572,739   189,779,616
                                                     ------------  ------------
End of the Period (Including undistributed net
 investment income of $(171,737) and
 $(355,254), respectively)....................       $131,299,067  $143,572,739
                                                     ------------  ------------

                                                Six Months Ended    Year Ended
     *Distributions by Class                   November 30, 1996  May 31, 1996
    ---------------------------------------------------------------------------
     Distributions from Net Investment Income
      (Note 1):
      Class A Shares.........................        $(1,147,580) $ (2,860,078)
      Class B Shares.........................         (2,716,261)   (6,497,549)
      Class C Shares.........................           (262,832)     (822,565)
                                                     -----------  ------------
                                                     $(4,126,673) $(10,180,192)
                                                     -----------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                    Six Months
                                         Ended       Year Ended May 31,
                                  November 30,   ------------------------------
Class A Shares                            1996    1996   1995    1994  1993 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period......................        $ 7.92   $8.24  $8.26  $ 9.01     $9.07
                                        ------   -----  -----  ------     -----
 Net Investment Income..........          .280     .56    .60     .78      .845
 Net Realized and Unrealized
  Gain/Loss on Securities.......          .258   (.328) (.016) (.5715)    (.123)
                                        ------   -----  -----  ------     -----
Total from Investment
Operations......................          .538    .232   .584   .2085      .722
                                        ------   -----  -----  ------     -----
Less:
 Distributions from and in
  Excess of Net
  Investment Income (Note 1)....          .270    .522   .604    .726      .782
 Distributions from and in
  Excess of Net
  Realized Gain on Securities
  (Note 1)......................           -0-     -0-    -0-   .2325       -0-
                                        ------   -----  -----  ------     -----
Total Distributions.............          .270    .552   .604   .9585      .782
                                        ------   -----  -----  ------     -----
Net Asset Value, End of the
 Period.........................        $8.188   $7.92  $8.24  $ 8.26     $9.01
                                        ------   -----  -----  ------     -----
Total Return* (b)...............         6.91%** 2.81%  7.52%   1.89%     8.47%
Net Assets at End of the Period
 (In millions)..................        $ 33.4   $36.4  $47.9  $ 62.8     $36.1
Ratio of Expenses to Average Net
 Assets*........................         1.56%   1.51%  1.42%   1.45%     1.52%
Ratio of Net Investment Income
 to
 Average Net Assets*............         6.80%   6.66%  7.18%   8.12%     9.33%
Portfolio Turnover..............          103%**  239%   209%    236%      301%
*If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets.........................         1.58%   1.52%    N/A     N/A       N/A
Ratio of Net Investment Income
 to
 Average Net Assets.............         6.79%   6.65%    N/A     N/A       N/A

**Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A = Not Applicable
                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                  Six Months
                                       Ended        Year Ended May 31,
                                November 30,   --------------------------------
Class B Shares                          1996    1996    1995     1994  1993 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period....................        $ 7.96   $8.28  $ 8.30  $  9.04     $9.09
                                      ------   -----  ------  -------     -----
 Net Investment Income........          .246     .49     .53      .69       .78
 Net Realized and Unrealized
  Gain/Loss on Securities.....          .265   (.318)  (.006)  (.5435)     (.12)
                                      ------   -----  ------  -------     -----
Total from Investment
Operations....................          .511    .172    .524    .1465       .66
                                      ------   -----  ------  -------     -----
Less:
 Distributions from and in
  Excess of Net
  Investment Income (Note 1)..          .240    .492    .544     .654       .71
 Distributions from and in
  Excess of Net
  Realized Gain on Securities
  (Note 1)....................           -0-     -0-     -0-    .2325       -0-
                                      ------   -----  ------  -------     -----
Total Distributions...........          .240    .492    .544    .8865       .71
                                      ------   -----  ------  -------     -----
Net Asset Value, End of the
Period........................        $8.231   $7.96  $ 8.28  $  8.30     $9.04
                                      ------   -----  ------  -------     -----
Total Return* (b).............         6.48%** 2.06%   6.69%    1.07%     7.95%
Net Assets at End of the
Period (In millions)..........        $ 89.6   $97.7  $123.4  $ 147.5     $56.7
Ratio of Expenses to Average
 Net Assets*..................         2.32%   2.27%   2.18%    2.22%     2.19%
Ratio of Net Investment Income
 to Average Net Assets*.......         6.05%   5.91%   6.41%    7.30%     8.66%
Portfolio Turnover............          103%**  239%    209%     236%      301%
*If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets...................         2.33%   2.27%     N/A      N/A       N/A
Ratio of Net Investment Income
 to
 Average Net Assets...........         6.04%   5.91%     N/A      N/A       N/A

**Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                     April 12,
                                                                          1993
                                                                 (Commencement
                            Six Months                                      of
                                 Ended    Year Ended May 31,     Distribution)
                          November 30,   ----------------------     to May 31,
Class C Shares                    1996     1996    1995    1994       1993 (a)
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.        $ 7.91   $ 8.22  $ 8.25 $  8.99         $ 9.00
                                ------   ------  ------ -------         ------
 Net Investment Income..          .227      .46     .51     .63           .095
 Net Realized and
  Unrealized
  Gain/Loss on
  Securities............          .272    (.278)   .004  (.4835)          .011
                                ------   ------  ------ -------         ------
Total from Investment
Operations..............          .499     .182    .514   .1465           .106
                                ------   ------  ------ -------         ------
Less:
 Distributions from and
  in Excess of Net
  Investment Income
  (Note 1)..............          .240     .492    .544    .654           .116
 Distributions from and
  in Excess of Net
  Realized Gain on
  Securities (Note 1)...           -0-      -0-     -0-   .2325            -0-
                                ------   ------  ------ -------         ------
Total Distributions.....          .240     .492    .544   .8865           .116
                                ------   ------  ------ -------         ------
Net Asset Value, End of
the Period..............        $8.169   $ 7.91  $ 8.22 $  8.25         $ 8.99
                                ------   ------  ------ -------         ------
Total Return (b)........         6.39%**  2.20%   6.60%   1.19%          8.78%**
Net Assets at End of the
Period (In millions)....        $  8.3     9.5%  $ 18.5 $  23.5         $  1.4
Ratio of Expenses to
 Average Net Assets*....         2.32%    2.27%   2.18%   2.22%          2.63%
Ratio of Net Investment
 Income to
 Average Net Assets*....         6.05%    5.91%   6.42%   7.13%         10.06%
Portfolio Turnover......          103%**   239%    209%    236%           301%
*If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
 Average Net Assets.....         2.33%    2.27%     N/A     N/A            N/A
Ratio of Net Investment
 Income to
 Average Net Assets.....         6.03%    5.91%     N/A     N/A            N/A

**Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A=Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         November 30, 1996 (Unaudited)
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Global Government Securities Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments are stated at values using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accor-dance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
  The Fund may invest in repurchase agreements which are short-term invest-ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                         November 30, 1996 (Unaudited)

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C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt secu-rities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. CURRENCY TRANSLATION-Assets and liabilities denominated in foreign curren-cies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevail-ing when such securities were acquired or sold. Income and expenses are trans-lated at rates prevailing when accrued.

E. ORGANIZATIONAL EXPENSES-The Fund reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $13,000. These costs were amortized on a straight line basis over the 60 month period ended November, 1996.

F. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capi-tal gains. At May 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $29,029,708, which will expire between May 31, 2003 and May 31, 2004. Net realized gains or losses may differ for finan-cial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net income investment for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.
  Net realized gains on securities, if any, are distributed annually.

                         November 30, 1996 (Unaudited)

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2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. The Adviser has entered into a subadvisory agreement with John Govett & Co., Ltd. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. In-vestment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser pays 50% of its in-vestment advisory fee to the Subadviser.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended November 30, 1996, the Fund recognized expenses of approximately $13,200 representing VKAC's cost of providing accounting serv-ices to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1996, the Fund recognized expenses of approximately $166,900, representing ACCESS' cost of providing transfer agency and share-holder services plus a profit.
  Additionally, for the six months ended November 30, 1996, the Fund paid VKAC approximately $17,900 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
  At November 30, 1996, VKAC owned 106, 53 and 56 shares of Classes A, B and
C, respectively.

                         November 30, 1996 (Unaudited)

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3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At November 30, 1996, capital aggregated $41,950,728, $106,582,978 and
$11,302,168 for Classes A, B and C, respectively. For the six months ended No-vember 30, 1996, transactions were as follows:

                                                          SHARES         VALUE
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Sales:
 Class A.............................................    250,294  $  2,011,335
 Class B.............................................    431,684     3,457,992
 Class C.............................................     16,674       133,641
                                                      ----------  ------------
Total Sales..........................................    698,652  $  5,602,968
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................     90,439  $    726,555
 Class B.............................................    203,833     1,645,918
 Class C.............................................     17,334       138,922
                                                      ----------  ------------
Total Dividend Reinvestment..........................    311,606  $  2,511,395
                                                      ----------  ------------
Repurchases:
 Class A.............................................   (859,462) $ (6,900,236)
 Class B............................................. (2,010,214)  (16,229,876)
 Class C.............................................   (218,808)   (1,754,806)
                                                      ----------  ------------
Total Repurchases.................................... (3,088,484) $(24,884,918)
                                                      ----------  ------------

                         November 30, 1996 (Unaudited)

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  At May 31, 1996, capital aggregated $46,113,074, $117,708,944 and
$12,784,411 for Classes A, B and C, respectively. For the year ended May 31, 1996, transactions were as follows:

                                                           SHARES         VALUE
--------------------------------------------------------------------------------
Sales:
 Class A..............................................    863,668  $  7,095,429
 Class B..............................................  1,568,183    12,820,664
 Class C..............................................    271,697     2,226,618
                                                       ----------  ------------
Total Sales...........................................  2,703,548  $ 22,142,711
                                                       ----------  ------------
Dividend Reinvestment:
 Class A..............................................    215,647  $  1,763,615
 Class B..............................................    450,331     3,699,958
 Class C..............................................     57,724       471,340
                                                       ----------  ------------
Total Dividend Reinvestment...........................    723,702  $  5,934,913
                                                       ----------  ------------
Repurchases:
 Class A.............................................. (2,290,621) $(18,784,532)
 Class B.............................................. (4,655,689)  (38,363,849)
 Class C.............................................. (1,382,547)  (11,339,131)
                                                       ----------  ------------
Total Repurchases..................................... (8,328,857) $(68,487,512)
                                                       ----------  ------------

                         November 30, 1996 (Unaudited)

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  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

  For the six months ended November 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approxi-mately $1,300 and CDSC on the redeemed shares of approximately $212,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward commitments, were $136,870,664 and $147,275,508, respectively.

                         November 30, 1996 (Unaudited)

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5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency expo-sure, or generate potential gain. All of the Fund's portfolio holdings, in-cluding derivative instruments, are market to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

FORWARD COMMITMENTS
  The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While for-ward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are included in the portfolio of investments and are marked to market on a daily basis with changes in value reflected as a compo-nent of unrealized appreciation on investments.

CLOSED BUT UNSETTLED FORWARD COMMITMENTS
  In certain situations, the Fund has entered into closing transactions for outstanding forward commitments prior to settlement of the obligation. In do-ing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a fu-ture date. The net difference in the amount of foreign currency on the trade is marked to market daily with any fluctuation included as a component of unrealized gain/loss on forward contracts.
  The following closed but unsettled forward transactions were outstanding at November 30, 1996:

                                                     Unrealized
                                                     Gain/Loss
                                Local Currency         on Net         US$
                           -------------------------  Currency   Net Receivable
Description/Currency       Receivable     Payable    Difference    (Payable)
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AUSTRIA (REPUBLIC OF)--
 SCHILLING
 (95,000,000 par, 6.250%,
 05/31/06)................ 100,519,236 95,612,899    $ 294,521      $453,388
UNITED KINGDOM--POUND
 (4,850,000 par, 7.50%,
 12/07/06)................   4,845,017  4,703,527     (610,381)      237,880
                                                     ---------      --------
                                                     $(315,860)     $691,268
                                                     ---------      --------

                         November 30, 1996 (Unaudited)

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FORWARD CURRENCY CONTRACTS
  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a com-ponent of realized gain/loss on forward contracts.
  The following forward currency contracts were outstanding as of November 30, 1996:

                                                                    UNREALIZED
                                            ORIGINAL     CURRENT APPRECIATION/
DESCRIPTION                                    VALUE       VALUE  DEPRECIATION
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BUYS TO OPEN
Austrian Schilling,
 93,400,000 expiring 12/02/96........... $ 9,042,502 $ 8,631,952    $ (410,550)
 93,000,000 expiring 03/27/97...........   8,683,798   8,650,358       (33,440)
German Mark
 16,900,000 expiring 02/21/97...........  11,067,452  11,044,084       (23,368)
Danish Krone
 15,050,000 expiring 02/21/97...........   2,567,076   2,564,540        (2,536)
British Pound Sterling
 3,900,000 expiring 12/02/96............   6,020,625   6,556,517       535,892
 3,900,000 expiring 03/27/97............   6,529,770   6,537,843         8,073
Japanese Yen,
 1,715,910,000 expiring 02/21/97........  15,566,634  15,242,293      (324,341)
Netherlands Guilder
 23,300,000 expiring 02/21/97...........  13,612,994  13,588,644       (24,350)
SELLS TO OPEN
Austrian Schilling,
 93,400,000 expiring 12/02/96...........   8,662,586   8,630,967        31,619
British Pound Sterling
 3,900,000 expiring 12/02/96............   6,548,100   6,556,826        (8,726)
Danish Krone
 550,000 expiring 02/21/97..............      93,878      93,721           157
                                                                    ----------
                                                                    $(251,570)
                                                                    ----------

                         November 30, 1996 (Unaudited)

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6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 1996, are payments to VKAC of approximately $112,700.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                         RESULTS OF SHAREHOLDER VOTES

  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, new subadvisory agreements, changes to investment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the ap-proval of a new investment advisory agreement between Van Kampen American Cap-ital Asset Management, Inc. and the Fund, 11,366,934 shares voted for the proposal, 215,895 shares voted against and 814,873 shares abstained. With re-gard to the approval of an investment subadvisory agreement between the Fund and Morgan Stanley Asset Management, Inc., 11,358,098 shares voted for the proposal, 213,758 shares voted against and 825,846 shares abstained. With re-gard to the approval of an interim investment subadvisory agreement between the Fund and John Govett & Co. Limited, 11,307,364 shares voted in favor, 248,633 shares voted against and 841,704 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 7,988,731 shares voted for the proposal, 291,182 shares voted against and 895,031 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 11,495,026 shares voted for the proposal, 137,548 shares voted against and 765,127 shares abstained.

         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Co-Chairman

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO - Co-Chairman

WAYNE W. WHALEN*

WILLIAM S. WOODSIDE

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

INVESTMENT SUBADVISER

JOHN GOVETT & CO., LTD.
Shackleton House
4 Battle Bridge Lane
London, SE1 2HR England

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1997
   All rights reserved.

(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.